UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017

Azure Midstream Partners, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12377 Merit Drive, Suite 300 Dallas, Texas 75251
(address of principal executive offices) (zip code)

(972) 674-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On February 10, 2017 (the “Execution Date”), Azure Midstream Partners, LP (the “Partnership”) and the direct and indirect subsidiaries of the Partnership (collectively with the Partnership, “Sellers”) entered into a purchase and sale agreement (the “PSA”) with M5 Midstream, LLC (“Buyer”). Pursuant to the terms of the PSA, Sellers agreed to sell substantially all of their assets to M5 (the “Disposition”) for $151.1 million in cash, subject to certain customary purchase price adjustments (the “Purchase Price”).

Under the PSA, Sellers are responsible for cure payments to counterparties to executory contracts to be assumed by Buyer. In connection with the execution of the PSA, Buyer is obligated to deposit $15.1 million in escrow. Upon the closing of the transactions contemplated by the PSA, the deposit will be credited against the Purchase Price. The PSA contains customary representations, warranties and covenants. The parties expect to close the Disposition on or prior to April 14, 2017, subject to customary closing conditions and approval by the Bankruptcy Court. The PSA does not impose any post-closing indemnification obligations on either Sellers or Buyer.

The Partnership has filed the PSA with the United States Bankruptcy Court for the Southern District of Texas along with a motion seeking, among other relief, the establishment of bidding procedures for an auction that allows other qualified bidders to submit higher or otherwise better offer to purchase all or substantially all of the Sellers’ assets.

The PSA may be terminated, subject to certain exceptions: (i) upon mutual written consent; (ii) if the closing has not occurred by April 14, 2017; (iii) for certain material breaches by a party of representations and warranties or covenants that remain uncured; (iv) if casualty losses equal or exceed 10% of the Purchase Price; (v) if any governmental authority issues an order prohibiting the transaction; (vi) if an alternative transaction is pursued and has been consummated; (vii) if Buyer is not a prevailing bidder or backup bidder in an auction; (viii) if the bid procedures order or the sale order is, after filing, vacated, modified or supplemented in a manner that is material and adverse to either Sellers or Buyer; and (ix) if the bankruptcy cases are converted to Chapter 7, dismissed, or a trustee is appointed under Chapter 11.

The summary of the PSA set forth above does not purport to be complete and is qualified in its entirety by reference to the PSA, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements.  These statements include, but are not limited to, statements about financial restructuring or strategic alternatives and the Partnership’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto.  These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements.  These include risks and uncertainties relating to, among other things: the ability to obtain approval of the sale or to confirm and consummate a plan of reorganization; the bankruptcy process, including the effects thereof on Partnership’s business and on the interests of various constituents, the length of time that the Partnership may be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; third party motions in any bankruptcy case, which may interfere with the ability to obtain approval of the sale or to confirm and consummate a plan of reorganization; the potential adverse effects of bankruptcy proceedings on the Partnership’s liquidity or results of operations; increased costs to execute a sale of the Partnership’s assets; risks related to the Partnership’s ability to generate sufficient cash flow and to make payments on its obligations and to execute a sale transaction; the Partnership’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Partnership’s indebtedness or otherwise; the uncertainty of the impact that any sale or financial restructuring implemented will have on the market for the Partnership’s publicly traded securities; tax consequences of business transactions; and changes in commodity prices. Please read the Partnership’s filings with the SEC, including “Risk Factors” in the Partnership’s Annual Report on Form 10-K, and if applicable, the Partnership’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Partnership’s Investor Relations website at http://phx.corporate-ir.net/phoenix.zhtml?c=253822&p=ird-sec, or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Partnership undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1

Purchase and Sale Agreement dated as of February 10, 2017 by and among Azure Midstream Partners, LP, Azure TGG, LLC, Talco Midstream Assets, Ltd., Azure ETG, LLC, Marlin Midstream, LLC, and Turkey Creek Pipeline, LLC, as Sellers, and M5 Midstream LLC, as Buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2017	AZURE MIDSTREAM PARTNERS, LP

By: Azure Midstream Partners GP, LLC,
the General Partner of Azure Midstream Partners, LP

	By:	/s/ Amanda Bush
Amanda Bush
Chief Financial Officer

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1

Purchase and Sale Agreement dated as of February 10, 2017 by and among Azure Midstream Partners, LP, Azure TGG, LLC, Talco Midstream Assets, Ltd., Azure ETG, LLC, Marlin Midstream, LLC, and Turkey Creek Pipeline, LLC, as Sellers, and M5 Midstream LLC, as Buyer.